UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934



October 1, 2007
Date of Report (Date of earliest event reported):


Morgan Stanley Capital I Trust 2007-HQ12
(Exact name of issuing entity as specified in its charter)


 Morgan Stanley Capital I Inc.
(Exact name of depositor as specified in its charter)


  Morgan Stanley Mortgage Capital Holdings LLC successor-in-interest by merger to Morgan Stanley Mortgage Capital, Inc. (Exact name of sponsor as specified in its charter)



New York                 333-143623-02                 54-2200343
(State or other          (Commission                   54-2200344
jurisdiction              File Number)                 54-2200345
of incorporation)                                      54-6755320
                                                       54-6756570
                                                       54-6756571
                                                       54-6756572
                                                       (IRS Employer
                                                       Identification No.)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                                        21045
(Address of principal executive offices of the Issuing Entity)     (Zip Code)

(410) 884-2000
(Issuing Entity's telephone number, including area code)


Not Applicable
Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Section 8 - Other Events

Item 8.01 - Other Events

Change in Control of Trustee.

Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association ("LaSalle"), from ABN AMRO Bank N.V. LaSalle is the trustee and custodian for the certificates offered pursuant to the Prospectus Supplement dated July 26, 2007 with respect to the Morgan Stanley Capital I Trust 2007-HQ12.






 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Morgan Stanley Capital I Trust 2007-HQ12
(Issuing Entity)


By: Morgan Stanley Capital I Inc. as Depositor
By: /s/ Anthony Sfarra
By: Anthony Sfarra, Vice President

Date:  October 04, 2007